TENTH AMENDMENT TO CREDIT AGREEMENT

THIS TENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of July 29, 2013 (the "Effective Date") between JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank, Swingline Lender, and as a Lender and ESCALADE, INCORPORATED (the "Borrower").

Recitals

The Borrower and JPMorgan Chase Bank, N.A., as Administrative Agent, Issuing Bank, and a Lender are parties to a Credit Agreement, dated as of April 30, 2009 (as amended by a First Amendment to Credit Agreement, dated as of July 29, 2009, a Second Amendment to Credit Agreement, dated as of September 30, 2009, a Third Amendment to Credit Agreement dated as of October 30, 2009, a Fourth Amendment to Credit Agreement dated as of March 1, 2010, a Fifth Amendment to Credit Agreement dated as of April 15, 2010, a Sixth Amendment to Credit Agreement, dated as of May 31, 2010, a Seventh Amendment to Credit Agreement, dated as of April 14, 2011, an Eighth Amendment to Credit Agreement, dated as of May 4, 2012, and a Ninth Amendment to Credit Agreement dated as of March 1, 2013, the "Credit Agreement"). As of the Effective Date, JPMorgan Chase Bank, N.A. is the only Lender under the Credit Agreement.

The Borrower is requesting the Lender and the Administrative Agent to agree to amend the Credit Agreement as made by and in accordance with the terms of this Amendment.

Agreement

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein, and each act performed and to be performed hereunder, the Administrative Agent, the Lender, Issuing Bank, Swingline Lender, and the Borrower agree as follows:

1.                  Amendment to the Credit Agreement. As of the Effective Date, the following definition set forth in Section 1.01 of the Credit Agreement is amended and, as so amended, restated to read as follows:

"Revolving USD Loan Maturity Date" means September 30, 2013, or any earlier date on which: (i) the Revolving USD Loan Commitments are reduced to zero or otherwise terminated pursuant to the terms of this Amendment; or (ii) the maturity of the Revolving USD Loans is accelerated pursuant to the terms of this Amendment.

2.                  Binding on Successors and Assigns. All of the terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives.

3.                  Governing Law. This Amendment is a contract made under, and shall be governed by and construed in accordance with the laws of the State of Indiana.

4.                  Amendment of Other Loan Documents. All references to the Credit Agreement in the other Loan Documents shall mean the Credit Agreement, as modified and amended by this Amendment and as it may be further amended, modified, extended, renewed, supplemented and/or restated from time to time and at any time. Except as expressly modified and amended by this Amendment, all of the terms and provisions of the Credit Agreement and the other Loan Documents remain in full force and effect, and are fully binding on the parties thereto and their respective successors and assigns.

5.                  Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.

6.                  Defined Terms. Except as expressly otherwise stated in this Amendment, all terms used in this Amendment and the Recitals that are defined in the Credit Agreement, and that are not otherwise defined in this Amendment, shall have the same meanings in this Amendment as in the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized signatories.

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank, Swingline Lender and Lender

By:	/s/Randall K. Stephens
Randall K. Stephens, Senior Vice President

ESCALADE, INCORPORATED
By:	/s/Deborah J. Meinert
Deborah J. Meinert, VP Finance and CFO

Consent and Reaffirmation

Each of the undersigned expressly consents to the execution, delivery and performance by the Borrower, the Issuing Bank, the Swingline Lender, the Lender and the Administrative Agent of the Tenth Amendment to Credit Agreement, dated as of July 29, 2013 (the "Amendment") and all agreements, instruments and documents delivered pursuant to the Amendment, and agrees that neither the provisions of the Amendment nor any action taken or not taken in accordance with the terms of the Amendment shall constitute a termination, extinguishment, release, or discharge of any of its obligations under the Unlimited Continuing Guaranty, dated as of April 30, 2009, in favor of the Lender and the Administrative Agent guaranteeing payment of the Secured Obligations when due (each a "Guaranty"), or provide a defense, set off, or counterclaim to it with respect to any of its obligations under such Guaranty or any other Loan Documents. Each of the undersigned affirms to the Issuing Bank, the Swingline Lender, the Lender and the Administrative Agent that its Guaranty is in full force and effect, is a valid and binding obligation of the undersigned and continues to secure and support the Secured Obligations, the payment of which is guaranteed by the undersigned pursuant to the Guaranty. Each of the undersigned acknowledges and agrees that the fact that the Administrative Agent, the Issuing Bank, the Swingline Lender, and the Lender have sought this Reaffirmation does not create any obligation, right, or expectation that the Administrative Agent and the Lender will seek the undersigned's consent to or reaffirmation with respect to any other or further amendments or modifications to the Credit Agreement or the Loan Documents.

Dated as of July 29, 2013.

Bear Archery, Inc.		Martin Yale Industries, Inc.

By:	/s/Deborah J. Meinert	By:	/s/Deborah J. Meinert
Deborah J. Meinert, VP Finance and Secretary		Deborah J. Meinert, VP Finance and Secretary

EIM Company, Inc.		Olympia Business Systems, Inc.

By:	/s/Deborah J. Meinert	By:	/s/Deborah J. Meinert
Deborah J. Meinert, VP Finance and Secretary		Deborah J. Meinert, VP Finance and Secretary

Escalade Insurance, Inc.		SOP Services, Inc.

By:	/s/Deborah J. Meinert	By:	/s/Deborah J. Meinert
Deborah J. Meinert, VP Finance and Secretary		Deborah J. Meinert, VP Finance and Secretary

Escalade Sports Playground, Inc.		U. S. Weight, Inc.

By:	/s/Deborah J. Meinert	By:	/s/Deborah J. Meinert
Deborah J. Meinert, VP Finance and Secretary		Deborah J. Meinert, VP Finance and Secretary

Harvard Sports, Inc.		Indian Industries, Inc.

By:	/s/Deborah J. Meinert	By:	/s/Deborah J. Meinert
Deborah J. Meinert, VP Finance and Secretary		Deborah J. Meinert, VP Finance and Secretary

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